AXP(R)
      Research
         Opportunities
                 Fund

2003 SEMIANNUAL REPORT
JAN. 31, 2003

AXP Research Opportunities Fund seeks to provide shareholders with long-term capital growth.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 58 publicly offered funds and nearly $64 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of December 2002.

--------------------------------------------------------------------------------

Table of Contents

From the Chairman                                                    3

Economic and Market Update                                           4

Fund Snapshot                                                        6

Questions & Answers
  with Portfolio Management                                          7

Investments in Securities                                           10

Financial Statements (Portfolio)                                    13

Notes to Financial Statements (Portfolio)                           16

Financial Statements (Fund)                                         19

Notes to Financial Statements (Fund)                                22

Results of Meeting of Shareholders                                  28

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

The recent proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas.

The American Express Funds Board is an independent body comprised of nine members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

On behalf of the Board,

Arne H. Carlson

--------------------------------------------------------------------------------
3   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- If you are rebalancing your portfolio, we encourage moderate changes from stocks to bonds.

--   Interest rates are the lowest they have been in 40 years.

-- There is ample evidence that conditions are not as bad as the markets seem to think.

--------------------------------------------------------------------------------
4   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Funds.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

--------------------------------------------------------------------------------
5   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Fund Snapshot
   AS OF JAN. 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                           Joan Kampmeyer, CFA
Tenure/since                                               1/02
Years in industry                                            16

Portfolio manager                             Tom Mahowald, CFA
Tenure/since                                               6/02
Years in industry                                            12

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 8/19/96           B: 8/19/96     C: 6/26/00       Y: 8/19/96

Ticker symbols
A: IRDAX             B: IROBX       C: --            Y: --

Total net assets                                 $241.2 million

Number of holdings                            approximately 130

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X           LARGE
                     MEDIUM  SIZE
                     SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 20.3%
Health Care 15.8%
Industrials 14.3%
Information Technology 13.4%
Consumer Discretionary 12.1%
Energy & utilities 10.0%
Consumer Staples 6.1%
Communications services 3.3%
Materials 2.6%
Cash and equivalents 2.1%

TOP TEN HOLDINGS

Percentage of portfolio assets

Pfizer                                                      3.3%
Microsoft                                                   3.3
General Electric                                            2.9
Exxon Mobil                                                 2.9
Citigroup                                                   2.9
Wal-Mart Stores                                             2.7
Johnson & Johnson                                           2.5
Wells Fargo                                                 2.2
Bank of America                                             2.1
Merck & Co                                                  2.0


For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
6   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

                           WITH PORTFOLIO MANAGEMENT

Q: How did AXP Research Opportunities Fund perform for the six-month period ended Jan. 31, 2003?

A: AXP Research Opportunities Fund's Class A shares declined 7.69%, excluding sales charges, for the period. The Fund significantly underperformed both the S&P 500 Index, the Fund's benchmark, which fell 5.26% and the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which fell 5.46%.

Q:   What factors significantly impacted performance of the Fund?

A: The Fund's goal is to outperform the broad stock market as measured by the S&P 500 Index. The Fund's sector breakdown follows that of the Index so that stock picking drives performance. Volatility characterized the six-month period ended Jan. 31. In October and November of last year, highly volatile technology and telecommunications stocks led the market's short-term rally. While the Fund benefited from the upturn in stocks during that period, performance lagged the market as a whole. As the market retreated in December and January over geopolitical and economic concerns, the Fund's performance improved. During the past six months, bright spots in the Fund included household products, general merchandise retail, electric and selected financial services stocks.

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Jan. 31, 2003
 0%
-1%
-2%
-3%
-4%                     (bar 2)     (bar 3)
-5%                     -5.26%      -5.46%
-6%
-7%         (bar 1)
-8%         -7.69%


(bar 1)    AXP Research Opportunities Fund
           Class A (excluding sales charge)

(bar 2)    S&P 500 Index (unmanaged)(1)

(bar 3)    Lipper Large-Cap Core Funds Index(2)

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
7   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We continue to position the Fund in stocks that we believe offer the best potential to outperform the Index over the long term. (end callout quote)

AVERAGE ANNUAL TOTAL RETURNS

as of Jan. 31, 2003

                              Class A              Class B                 Class C                        Class Y
(Inception dates)            (8/19/96)            (8/19/96)               (6/26/00)                      (8/19/96)
                        NAV(1)     POP(2)    NAV(1)   After CDSC(3)  NAV(1)     After CDSC(4)      NAV(5)        POP(5)
6 months*               -7.69%    -13.00%    -8.13%    -11.80%       -7.86%       -8.78%         -7.63%         -7.63%
1 year                 -25.16%    -29.45%   -25.98%    -28.94%      -25.76%      -25.76%        -25.15%        -25.15%
5 years                 -4.49%     -5.62%    -5.26%     -5.39%         N/A          N/A          -4.36%         -4.36%
Since inception         +1.24%     +0.31%    +0.44%     +0.44%      -21.48%      -21.48%         +1.39%         +1.39%

 * Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

--------------------------------------------------------------------------------
8   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Questions & Answers

     Stock selection in consumer staples also contributed to performance. Detractors from performance included a slight underweight in the telecom sector. Also, stock selection in industrials and information technology held back Fund performance.

Q:   Did you make significant changes to the Fund during this period?

A: One major goal for our Fund has been to limit the amount of turnover in the portfolio, and we did reduce the number of trades significantly over the period. Most of the changes that occur in the Fund are the result of adjustments in how stocks are rated by our research analysts. We purchased selected software and computer services providers with improving fundamentals. In the closing months of 2002, we added to the Fund's previously light weighting in telecommunications stocks, which we felt had reached attractive valuation levels. Medical equipment firms were also added to the portfolio. After Standard & Poor's eliminated stocks of foreign-based corporations from the Index, we trimmed our energy holdings.

Q:   What is your outlook for the  coming months?

A: After three dismal years, we are cautiously optimistic that the S&P 500 will enjoy a modest recovery in 2003. There are several positive factors that argue for better performance this year: modest economic growth, rising corporate earnings, low interest rates, likely fiscal stimulus and a pro-business government. In addition, stock valuations, as measured by price-to-earnings ratios, are certainly more attractive than in recent years, although are not at historic lows. However, geopolitical uncertainties, coupled with high oil prices, a weak dollar and government budget deficits, temper our outlook.

Q:   How are you positioning the Fund in light of your outlook?

A: We continue to position the Fund in stocks that we believe offer the best potential to outperform the Index over the long term. The Fund remains well-diversified among all of the broad sector groups represented in the S&P 500 Index. We continue to own a selected group of stocks within many industries, identified by our firm's research analysts as offering solid potential and fundamental value. By owning a range of 80 to 125 carefully researched and selected stocks, we expect our strategy will benefit equity investors with a long-term investment horizon.

--------------------------------------------------------------------------------
9   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Investments in Securities

Aggressive Growth Portfolio
Jan. 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.1%)
Issuer                                        Shares               Value(a)

Aerospace & defense (2.1%)
Boeing                                        36,400             $1,149,876
General Dynamics                               7,000                462,980
Lockheed Martin                               19,000                969,950
Northrop Grumman                              14,700              1,343,727
United Technologies                           18,600              1,182,588
Total                                                             5,109,121

Airlines (0.5%)
Southwest Airlines                            99,400              1,297,170

Automotive & related (0.3%)
Johnson Controls                               9,900                799,623

Banks and savings & loans (5.9%)
Bank of America                               70,800              4,959,540
State Street                                  49,200              1,947,828
U.S. Bancorp                                  58,800              1,240,680
Washington Mutual                             26,400                909,480
Wells Fargo                                  111,700              5,291,229
Total                                                            14,348,757

Beverages & tobacco (4.9%)
Altria Group                                 106,900              4,048,303
Anheuser-Busch                                20,500                973,135
Coca-Cola                                     76,900              3,111,374
PepsiCo                                       61,500              2,489,520
UST                                           40,600              1,254,540
Total                                                            11,876,872

Building materials & construction (0.5%)
Weyerhaeuser                                  27,100              1,302,155

Chemicals (1.5%)
Air Products & Chemicals                      34,900              1,446,605
Rohm & Haas                                   26,500                817,525
Waste Management                              55,800              1,282,842
Total                                                             3,546,972

Communications equipment & services (2.0%)
Verizon Communications                       124,700              4,773,516

Computer software & services (5.0%)
Lexmark Intl Cl A                             19,500(b)           1,180,530
Microsoft                                    165,300(b)           7,845,138
Oracle                                       157,900(b)           1,899,537
SunGard Data Systems                          60,300(b)           1,172,232
Total                                                            12,097,437

Computers & office equipment (6.2%)
Cisco Systems                                238,500(b)           3,188,745
Dell Computer                                 77,400(b)           1,846,764
Electronic Data Systems                       23,600                400,020
EMC                                          229,300(b)           1,765,610
Fiserv                                        75,900(b)           2,365,879
Hewlett-Packard                               81,600              1,420,656
Intl Business Machines                        51,600              4,036,668
Total                                                            15,024,342

Electronics (3.9%)
Altera                                        65,500(b)             719,190
Applied Materials                            120,600(b)           1,443,582
Corning                                      151,400(b)             617,712
Intel                                         78,100              1,223,046
Jabil Circuit                                 57,000(b)             889,770
KLA-Tencor                                    22,900(b)             747,456
Linear Technology                             48,400              1,264,692
Maxim Integrated Products                     57,200              1,781,780
Xilinx                                        41,700(b)             825,243
Total                                                             9,512,471

Energy (5.2%)
Apache                                        12,500                780,125
ChevronTexaco                                 39,000              2,511,600
ConocoPhillips                                35,888              1,729,443
Exxon Mobil                                  204,800              6,993,920
FirstEnergy                                   19,100                595,920
Total                                                            12,611,008

Energy equipment & services (1.5%)
Schlumberger                                  51,800              1,952,860
Transocean                                    76,400              1,739,628
Total                                                             3,692,488

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Financial services (7.1%)
Capital One Financial                         35,500             $1,102,275
Citigroup                                    201,500              6,927,570
Fannie Mae                                    30,000              1,941,000
Freddie Mac                                   26,900              1,505,862
Lehman Brothers Holdings                      29,700              1,619,541
MBNA                                         128,550              2,163,497
Morgan Stanley                                43,400              1,644,860
Total                                                            16,904,605

Food (1.1%)
Kellogg                                       51,300              1,713,420
Sysco                                         30,600                898,722
Total                                                             2,612,142

Health care (15.7%)
Abbott Laboratories                           69,100              2,634,092
Amgen                                         62,900(b)           3,205,384
Baxter Intl                                   58,400              1,645,712
Boston Scientific                             24,900(b)           1,007,205
Bristol-Myers Squibb                          64,200              1,514,478
Forest Laboratories                           25,000(b)           1,293,750
Johnson & Johnson                            112,500              6,031,125
Medtronic                                     63,500              2,852,420
Merck & Co                                    88,200              4,885,398
Pfizer                                       263,300              7,993,787
Quest Diagnostics                             11,200(b)             602,336
St. Jude Medical                              37,300(b)           1,625,161
Wyeth                                         62,500              2,439,375
Total                                                            37,730,223

Household products (2.6%)
Avon Products                                 26,900              1,345,000
Colgate-Palmolive                             21,600              1,099,656
Procter & Gamble                              44,600              3,816,422
Total                                                             6,261,078

Industrial equipment & services (0.3%)
Illinois Tool Works                           11,100                675,102

Insurance (6.6%)
ACE                                           55,900(c)           1,646,255
AFLAC                                         38,900              1,259,971
American Intl Group                           85,300              4,616,436
Aon                                           31,200                590,616
Hartford Financial Services Group             17,800                741,904
John Hancock Financial Services               18,300                499,773
Lincoln Natl                                  33,200              1,070,700
Marsh & McLennan                              55,300              2,357,439
Principal Financial Group                     24,400                697,840
St. Paul Companies                            37,500              1,224,000
XL Capital Cl A                               16,300(c)           1,223,478
Total                                                            15,928,412

Leisure time & entertainment (3.0%)
AOL Time Warner                              184,600(b)           2,152,436
Carnival                                      20,600                496,460
Harley-Davidson                               10,400                434,512
Viacom Cl B                                  107,400(b)           4,140,270
Total                                                             7,223,678

Media (1.8%)
Comcast Special Cl A                          29,100(b)             744,378
eBay                                          19,200(b)           1,443,072
Gannett                                       29,600              2,150,736
Total                                                             4,338,186

Metals (0.6%)
Alcoa                                         43,500                859,995
Nucor                                         14,300                570,713
Total                                                             1,430,708

Multi-industry conglomerates (6.9%)
3M                                            30,600              3,811,230
Cendant                                      148,900(b)           1,649,812
Danaher                                       25,300              1,553,673
General Electric                             302,700              7,004,478
ITT Inds                                      10,700                600,912
Tyco Intl                                    128,800(c)           2,062,088
Total                                                            16,682,193

Real estate investment trust (0.5%)
Starwood Hotels &
   Resorts Worldwide                          54,700              1,282,715

Restaurants & lodging (0.6%)
Darden Restaurants                            33,200                720,440
Yum! Brands                                   35,300(b)             818,254
Total                                                             1,538,694

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Issuer                                        Shares               Value(a)

Retail (5.4%)
Best Buy                                      70,750(b)          $1,845,868
Family Dollar Stores                          25,400                765,048
Gap                                           57,100                835,373
Home Depot                                    73,400              1,534,060
Target                                        59,300              1,672,853
Wal-Mart Stores                              133,100              6,362,180
Total                                                            13,015,382

Transportation (0.6%)
Union Pacific                                 23,600              1,346,616

Utilities -- electric (3.2%)
Dominion Resources                            54,700              2,964,193
Exelon                                         9,300                473,649
FPL Group                                     25,700              1,500,623
PPL                                           50,000              1,750,000
Public Service Enterprise Group               29,500              1,040,760
Total                                                             7,729,225

Utilities -- telephone (1.5%)
BellSouth                                     50,200              1,143,556
SBC Communications                           100,700              2,461,108
Total                                                             3,604,664

Total common stocks
(Cost: $282,817,745)                                           $234,295,555

Short-term securities (2.1%)
Issuer              Annualized               Amount                 Value(a)
                   yield on date           payable at
                    of purchase             maturity

U.S. government agencies
Federal Home Loan Bank Disc Nts
    02-21-03          1.25%                 $200,000               $199,857
    04-04-03          1.22                 1,300,000              1,297,400
Federal Natl Mtge Assn Disc Nts
    02-03-03          1.28                   300,000                299,968
    03-12-03          1.28                 1,500,000              1,498,098
    04-09-03          1.25                   700,000                698,483
    04-30-03          1.23                 1,000,000                996,972

Total short-term securities
(Cost: $4,990,412)                                               $4,990,778

Total investments in securities
(Cost: $287,808,157)(d)                                        $239,286,333

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Jan. 31, 2003, the value of foreign securities represented 2.0% of net assets.

(d) At Jan. 31, 2003, the cost of securities for federal income tax purposes was approximately $287,808,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $  4,761,000
     Unrealized depreciation                                    (53,283,000)
                                                                -----------
     Net unrealized depreciation                               $(48,522,000)
                                                               ------------

--------------------------------------------------------------------------------
12   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Aggressive Growth Portfolio

Jan. 31, 2003 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $287,808,157)                                             $239,286,333
Cash in bank on demand deposit                                                      23,564
Dividends and accrued interest receivable                                          297,901
Receivable for investment securities sold                                        3,067,197
                                                                                 ---------
Total assets                                                                   242,674,995
                                                                               -----------
Liabilities
Payable for investment securities purchased                                      1,224,436
Accrued investment management services fee                                           4,254
Other accrued expenses                                                              59,363
                                                                                    ------
Total liabilities                                                                1,288,053
                                                                                 ---------
Net assets                                                                    $241,386,942
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
Aggressive Growth Portfolio

Six months ended Jan. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                           $  2,447,008
Interest                                                                                  63,037
Fee income from securities lending -- net (Note 3)                                           114
                                                                                             ---
Total income                                                                           2,510,159
                                                                                       ---------
     Expenses (Note 2):
Investment management services fee                                                       810,393
Compensation of board members                                                              4,842
Custodian fees                                                                            45,277
Audit fees                                                                                 9,375
Other                                                                                     13,363
                                                                                          ------
Total expenses                                                                           883,250
     Earnings credits on cash balances (Note 2)                                              (36)
                                                                                             ---
Total net expenses                                                                       883,214
                                                                                         -------
Investment income (loss) -- net                                                        1,626,945
                                                                                       ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                           (39,786,719)
Net change in unrealized appreciation (depreciation) on investments                   17,276,974
                                                                                      ----------
Net gain (loss) on investments                                                       (22,509,745)
                                                                                     -----------
Net increase (decrease) in net assets resulting from operations                     $(20,882,800)
                                                                                    ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
Aggressive Growth Portfolio
                                                                               Jan. 31, 2003          July 31, 2002
                                                                              Six months ended        Year ended
                                                                                 (Unaudited)
Operations
Investment income (loss) -- net                                                 $  1,626,945          $   3,496,349
Net realized gain (loss) on investments                                          (39,786,719)          (113,496,294)
Net change in unrealized appreciation (depreciation) on investments               17,276,974            (28,602,926)
                                                                                  ----------            -----------
Net increase (decrease) in net assets resulting from operations                  (20,882,800)          (138,602,871)
                                                                                 -----------           ------------
Proceeds from contributions                                                          276,643              4,397,176
Fair value of withdrawals                                                        (46,891,311)          (157,127,612)
                                                                                 -----------           ------------
Net contributions (withdrawals) from partners                                    (46,614,668)          (152,730,436)
                                                                                 -----------           ------------
Total increase (decrease) in net assets                                          (67,497,468)          (291,333,307)
Net assets at beginning of period                                                308,884,410            600,217,717
                                                                                 -----------            -----------
Net assets at end of period                                                     $241,386,942          $ 308,884,410
                                                                                ============          =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

Aggressive Growth Portfolio

(Unaudited as to Jan. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Aggressive Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Aggressive Growth Portfolio invests primarily in equity securities of companies that comprise the S&P 500 Index. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
16   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
17   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $86,550 for the six months ended Jan. 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the six months ended Jan. 31, 2003, the Portfolio's custodian fees were reduced by $36 as a result of earnings credits from overnight cash balances. The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $87,278,395 and $129,642,494, respectively, for the six months ended Jan. 31, 2003. For the same period, the portfolio turnover rate was 33%. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $27,218 for the six months ended Jan. 31, 2003.

Income from securities lending amounted to $114 for the six months ended Jan. 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Research Opportunities Fund

Jan. 31, 2003 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                      $ 241,333,965
Capital shares receivable                                                                                     1,256
                                                                                                              -----
Total assets                                                                                            241,335,221
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       23,625
Accrued distribution fee                                                                                      3,540
Accrued transfer agency fee                                                                                   2,023
Accrued administrative services fee                                                                             392
Other accrued expenses                                                                                       71,913
                                                                                                             ------
Total liabilities                                                                                           101,493
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                    $ 241,233,728
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     686,069
Additional paid-in capital                                                                              548,112,321
Undistributed net investment income                                                                         189,413
Accumulated net realized gain (loss) (Note 5)                                                          (259,241,184)
Unrealized appreciation (depreciation) on investments                                                   (48,512,891)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                              $ 241,233,728
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 147,364,365
                                                            Class B                                   $  93,626,561
                                                            Class C                                   $     241,712
                                                            Class Y                                   $       1,090
Net asset value per share of outstanding capital stock:     Class A shares         40,954,723         $        3.60
                                                            Class B shares         27,580,736         $        3.39
                                                            Class C shares             71,141         $        3.40
                                                            Class Y shares                300         $        3.63
                                                                                          ---         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Statement of operations
AXP Research Opportunities Fund

Six months ended Jan. 31, 2003 (Unaudited)
Investment income
Income:
Dividends                                                                                      $  2,446,515
Interest                                                                                             63,024
Fee income from securities lending -- net                                                               114
                                                                                                        ---
Total income                                                                                      2,509,653
                                                                                                  ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                   883,034
Distribution fee
   Class A                                                                                          211,979
   Class B                                                                                          533,689
   Class C                                                                                            1,325
Transfer agency fee                                                                                 425,169
Incremental transfer agency fee
   Class A                                                                                           29,949
   Class B                                                                                           29,991
   Class C                                                                                               76
Service fee -- Class Y                                                                                   49
Administrative services fees and expenses                                                            83,013
Compensation of board members                                                                         4,842
Printing and postage                                                                                 94,390
Registration fees                                                                                    19,159
Audit fees                                                                                            3,125
Other                                                                                                 3,073
                                                                                                      -----
Total expenses                                                                                    2,322,863
   Earnings credits on cash balances (Note 2)                                                        (2,623)
                                                                                                     ------
Total net expenses                                                                                2,320,240
                                                                                                  ---------
Investment income (loss) -- net                                                                     189,413
                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions                                               (39,780,109)
Net change in unrealized appreciation (depreciation) on investments                              17,274,878
                                                                                                 ----------
Net gain (loss) on investments                                                                  (22,505,231)
                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                $(22,315,818)
                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Research Opportunities Fund
                                                                               Jan. 31, 2003          July 31, 2002
                                                                              Six months ended        Year ended
                                                                                 (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                 $    189,413          $    (700,665)
Net realized gain (loss) on investments                                          (39,780,109)          (113,481,022)
Net change in unrealized appreciation (depreciation) on investments               17,274,878            (28,596,657)
                                                                                  ----------            -----------
Net increase (decrease) in net assets resulting from operations                  (22,315,818)          (142,778,344)
                                                                                 -----------           ------------
Distributions to shareholders from:
  Net investment income
   Class A                                                                                --               (548,089)
   Class B                                                                                --                     --
   Class C                                                                                --                    (96)
   Class Y                                                                                --                   (693)
                                                                                 -----------           ------------
Total distributions                                                                       --               (548,878)
                                                                                 -----------           ------------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         3,860,393             43,870,066
   Class B shares                                                                  2,732,523             10,812,283
   Class C shares                                                                     44,859                159,554
   Class Y shares                                                                      4,652                  9,017
Reinvestment of distributions at net asset value
   Class A shares                                                                         --                543,290
   Class C shares                                                                         --                     95
   Class Y shares                                                                         --                    689
Payments for redemptions
   Class A shares                                                                (32,418,888)          (133,571,180)
   Class B shares (Note 2)                                                       (19,155,738)           (69,710,542)
   Class C shares (Note 2)                                                           (65,296)               (48,509)
   Class Y shares                                                                   (198,402)               (37,131)
                                                                                    --------                -------
Increase (decrease) in net assets from capital share transactions                (45,195,897)          (147,972,368)
                                                                                 -----------           ------------
Total increase (decrease) in net assets                                          (67,511,715)          (291,299,590)
Net assets at beginning of period                                                308,745,443            600,045,033
                                                                                 -----------            -----------
Net assets at end of period                                                     $241,233,728          $ 308,745,443
                                                                                ============          =============
Undistributed net investment income                                             $    189,413          $          --
                                                                                ------------          -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Research Opportunities Fund

(Unaudited as to Jan. 31, 2003)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Aggressive Growth Portfolio

The Fund invests all of its assets in Aggressive Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies that comprise the S&P 500 Index.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Jan. 31, 2003, was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
22   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00

o  Class B $20.00

o  Class C $19.50

o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
23   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $110,400 for Class A and $56,973 for Class B for the six months ended Jan. 31, 2003.

During the six months ended Jan. 31, 2003, the Fund's transfer agency fees were reduced by $2,623 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                        Six months ended Jan. 31, 2003
                                              Class A         Class B      Class C        Class Y
Sold                                        1,021,863         767,963       12,470          1,227
Issued for reinvested distributions                --              --           --             --
Redeemed                                   (8,649,549)     (5,397,897)     (17,761)       (53,135)
                                           ----------      ----------      -------        -------
Net increase (decrease)                    (7,627,686)     (4,629,934)      (5,291)       (51,908)
                                           ----------      ----------       ------        -------

                                                           Year ended July 31, 2002
                                              Class A         Class B      Class C        Class Y
Sold                                        9,259,194       2,412,020       35,293          1,898
Issued for reinvested distributions           110,287              --           20            139
Redeemed                                  (28,644,747)    (16,048,196)     (10,730)        (7,914)
                                          -----------     -----------      -------         ------
Net increase (decrease)                   (19,275,266)    (13,636,176)      24,583         (5,877)
                                          -----------     -----------       ------         ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $214,998,504 as of July 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                                 2003(f)        2002        2001      2000    1999
Net asset value, beginning of period                                         $3.90        $ 5.37      $ 7.61     $7.94   $6.98
Income from investment operations:
Net investment income (loss)                                                   .01            --         .02        --    (.01)
Net gains (losses) (both realized and unrealized)                             (.31)        (1.46)      (1.27)      .66    1.32
Total from investment operations                                              (.30)        (1.46)      (1.25)      .66    1.31
Less distributions:
Dividends from net investment income                                            --          (.01)         --        --      --
Distributions from realized gains                                               --            --        (.99)     (.99)   (.35)
Total distributions                                                             --          (.01)       (.99)     (.99)   (.35)
Net asset value, end of period                                               $3.60        $ 3.90      $ 5.37     $7.61   $7.94

Ratios/supplemental data
Net assets, end of period (in millions)                                       $147          $189        $365      $540    $481
Ratio of expenses to average daily net assets(c)                             1.38%(d)      1.22%       1.16%     1.14%   1.12%
Ratio of net investment income (loss) to average daily net assets             .43%(d)       .15%        .37%      .02%    .04%
Portfolio turnover rate (excluding short-term securities)                      33%          144%        234%      160%    143%
Total return(e)                                                             (7.69%)(g)   (27.24%)    (17.54%)    7.73%  19.21%

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                                 2003(f)        2002        2001      2000    1999
Net asset value, beginning of period                                         $3.69        $ 5.12      $ 7.36     $7.76   $6.88
Income from investment operations:
Net investment income (loss)                                                  (.01)         (.01)       (.02)     (.05)   (.02)
Net gains (losses) (both realized and unrealized)                             (.29)        (1.42)      (1.23)      .64    1.25
Total from investment operations                                              (.30)        (1.43)      (1.25)      .59    1.23
Less distributions:
Distributions from realized gains                                               --            --        (.99)     (.99)   (.35)
Net asset value, end of period                                               $3.39        $ 3.69      $ 5.12     $7.36   $7.76

Ratios/supplemental data
Net assets, end of period (in millions)                                        $94          $119        $235      $336    $276
Ratio of expenses to average daily net assets(c)                             2.15%(d)      1.98%       1.92%     1.91%   1.88%
Ratio of net investment income (loss) to average daily net assets            (.34%)(d)     (.62%)      (.39%)    (.73%)  (.72%)
Portfolio turnover rate (excluding short-term securities)                      33%          144%        234%      160%    143%
Total return(e)                                                             (8.13%)(g)   (27.93%)    (18.19%)    7.03%  18.31%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                                 2003(f)        2002        2001     2000(b)
Net asset value, beginning of period                                         $3.69        $ 5.13      $ 7.36     $7.50
Income from investment operations:
Net investment income (loss)                                                  (.01)         (.02)       (.02)      .02
Net gains (losses) (both realized and unrealized)                             (.28)        (1.42)      (1.22)     (.16)
Total from investment operations                                              (.29)        (1.44)      (1.24)     (.14)
Less distributions:
Distributions from realized gains                                               --            --        (.99)       --
Net asset value, end of period                                               $3.40        $ 3.69      $ 5.13     $7.36

Ratios/supplemental data
Net assets, end of period (in millions)                                        $--           $--         $--       $--
Ratio of expenses to average daily net assets(c)                             2.15%(d)      1.99%       1.92%     1.91%(d)
Ratio of net investment income (loss) to average daily net assets            (.34%)(d)     (.61%)      (.36%)    (.50%)(d)
Portfolio turnover rate (excluding short-term securities)                      33%          144%        234%      160%
Total return(e)                                                             (7.86%)(g)   (28.05%)    (18.03%)   (1.87%)(g)

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                                 2003(f)        2002        2001      2000    1999
Net asset value, beginning of period                                         $3.93        $ 5.42      $ 7.65     $7.96   $7.01
Income from investment operations:
Net investment income (loss)                                                   .02            --         .04       .01      --
Net gains (losses) (both realized and unrealized)                             (.32)        (1.48)      (1.28)      .67    1.32
Total from investment operations                                              (.30)        (1.48)      (1.24)      .68    1.32
Less distributions:
Dividends from net investment income                                            --          (.01)         --        --    (.02)
Distributions from realized gains                                               --            --        (.99)     (.99)   (.35)
Total distributions                                                             --          (.01)       (.99)     (.99)   (.37)
Net asset value, end of period                                               $3.63        $ 3.93      $ 5.42     $7.65   $7.96

Ratios/supplemental data
Net assets, end of period (in millions)                                        $--           $--         $--       $--     $--
Ratio of expenses to average daily net assets(c)                             1.13%(d)      1.04%       1.00%      .97%   1.02%
Ratio of net investment income (loss) to average daily net assets             .64%(d)       .33%        .54%      .17%    .12%
Portfolio turnover rate (excluding short-term securities)                      33%          144%        234%      160%    143%
Total return(e)                                                             (7.63%)(g)   (27.30%)    (17.29%)    7.99%  19.34%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Six months ended Jan. 31, 2003 (Unaudited).

(g)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP RESEARCH OPPORTUNITIES FUND
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          161,067,509.378                8,777,289.897
Philip J. Carroll, Jr.   161,696,909.389                8,147,889.886
Livio D. DeSimone        161,363,098.318                8,481,700.957
Barbara H. Fraser        161,749,782.777                8,095,016.498
Ira D. Hall              161,624,688.292                8,220,110.983
Heinz F. Hutter          161,223,353.993                8,621,445.282
Anne P. Jones            161,454,050.036                8,390,749.239
Stephen R. Lewis, Jr.    161,977,476.287                7,867,322.988
Alan G. Quasha           161,843,920.313                8,000,878.962
Stephen W. Roszell       161,838,277.012                8,006,522.263
Alan K. Simpson          160,863,762.643                8,981,036.632
Alison Taunton-Rigby     161,799,304.848                8,045,494.427
William F. Truscott      161,815,746.539                8,029,052.736

--------------------------------------------------------------------------------
28   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
 141,057,904.638        17,507,272.377       4,873,844.260    6,405,778.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  46,696,300.207         5,321,920.495       1,455,946.854   1,236,391.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"   Shares Voted "Against"   Abstentions   Broker Non-Votes
  46,099,041.850         5,258,176.734       2,116,948.972   1,236,391.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
29   --   AXP RESEARCH OPPORTUNITIES FUND   --   2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (800) 862-7919 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

--------------------------------------------------------------------------------

American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 58 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (4/03)

AXP Research Opportunities Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6359 H (4/03)